UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

JBS N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-42678	98-1861274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Stroombaan 16, 5th Floor Amstelveen, Netherlands	1181 VX
(Address of principal executive offices)	(Zip Code)

+31 20 656 47 00
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares, par value €0.01 per share	JBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 18, 2026, JBS N.V. (“JBS”) issued a press release announcing the Proposal described further in Item 8.01 herein. Copies of the Proposal and the press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 7.01.

The information contained in Item 7.01, and the accompanying Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On August 18, 2026, JBS submitted a non-binding proposal to the board of directors of Pilgrim’s Pride Corporation (“PPC”) to acquire all of the outstanding shares of PPC common stock that are not owned by JBS or its affiliates for a fixed exchange ratio of 2.086 JBS Class A common shares per share of PPC common stock (the “Proposal”). JBS currently owns approximately 82% of PPC’s common stock. There can be no guarantee that JBS will enter into a binding agreement for the Proposal, either on terms favorable to JBS or at all.

No Offer or Solicitation

This Current Report on Form 8-K relates a business combination between JBS and PPC that has been proposed by JBS (the “Proposed Transaction”). This Current Report on Form 8-K shall not constitute an offer to buy or the solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Proposed Transaction. In furtherance of this Proposed Transaction and subject to future developments, JBS and, if a negotiated transaction is agreed, PPC, as applicable, may file a registration statement, a proxy statement, a tender offer statement or other documents with the Securities and Exchange Commission (“SEC”). This Current Report on Form 8-K is not a substitute for any registration statement, proxy statement, tender offer statement or other document JBS and/or PPC may file with the SEC in connection with the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT OR TENDER OFFER STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JBS, PPC AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC by JBS and/or PPC free of charge at www.sec.gov or from JBS.

Participants in Solicitation

This Current Report on Form 8-K is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC should the Proposed Transaction go forward. Nonetheless, JBS and its affiliates and their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of PPC common stock with respect to the Proposed Transaction. Information about such parties and a description of their interests will be included in the materials that JBS expects will be filed by JBS and/or PPC with the SEC should the Proposed Transaction go forward. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov or from JBS https://ir.jbsglobal.com/.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transaction, including, without limitation, statements regarding the anticipated benefits of the Proposed Transaction to PPC stockholders. These forward-looking statements generally are identified by the words “estimate,” “project,” “forecast,” “plan,” “believe,” “may,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “could,” “will” and similar terms, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: uncertainties as to whether an agreement in respect of the Proposed Transaction will be negotiated and executed; uncertainties as to whether PPC will cooperate with JBS regarding the Proposed Transaction and whether PPC’s board of directors and any special committee thereof will endorse the Proposed Transaction; uncertainties as to whether the other conditions to the Proposed Transaction will be satisfied; the timing of the Proposed Transaction and whether the Proposed Transaction will be completed; failure to realize contemplated synergies and other benefits from the Proposed Transaction; incurrence of significant costs in connection with the Proposed Transaction; changes in general economic conditions, the global protein and prepared foods industries, stock market trading conditions, foreign exchange rates, tax law requirements, or government regulation; and changes in the market position, businesses, financial condition, results of operations or prospects of JBS and/or PPC.

The foregoing list of factors is not exhaustive. Additional information concerning these and other factors can be found in JBS’s and PPC’s filings with the SEC, including JBS’s most recent Quarterly Report on Form 10-Q, Annual Report on Form 20-F and Current Reports on Forms 8-K and 6-K, which may be obtained free of charge from JBS’s website https://ir.jbsglobal.com/ and PPC’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which may be obtained free of charge from PPC’s website https://ir.pilgrims.com/. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and JBS undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Proposal letter, dated August 18, 2026, from JBS N.V. to the board of directors of Pilgrim’s Pride Corporation.
99.2	Press release issued by JBS N.V. on August 18, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2026	JBS N.V.

/s/ Guilherme Perboyre Cavalcanti
Name: Guilherme Perboyre Cavalcanti
Title: Global Chief Financial Officer and Investor Relations Officer

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